UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2019

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272
33 Whitehall Street, 15th Floor
New York, New York 10004
(Former address of principal executive offices) (Zip Code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2019, Fluent, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2018. The Company also posted supplemental financial information with respect to its 2017 and 2018 financial results on the Investor Relations section of its website at http://investors.fluentco.com/. The supplemental financial information presents certain GAAP financial measures for each of the quarters in fiscal years 2017 and 2018, as well as reconciliations of certain non-GAAP measures for such quarters to the nearest comparable GAAP measures. The press release and the supplemental financial information issued in connection with the announcement are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information included herein and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated March 13, 2019
99.2	Supplemental financial information for the fiscal years ended December 31, 2017 and 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

March 13, 2019	By:	/s/ Ryan Schulke
	Name:	Ryan Schulke
	Title:	Chief Executive Officer